                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 18th day of February, 2000.



                                 /s/ EDWIN L. ARTZT
                                 ---------------------------------------
                                 Edwin L. Artzt
                                 Director
                                 Delta Air Lines, Inc.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 18th day of February, 2000.


                                                        /s/ JAMES L. BROADHEAD
                                                        ------------------------
                                                        James L. Broadhead
                                                        Director
                                                        Delta Air Lines, Inc.

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 18th day of February, 2000.



                                             /s/ EDWARD H. BUDD
                                             -----------------------------------
                                             Edward H. Budd
                                             Director
                                             Delta Air Lines, Inc.

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 18th day of February, 2000.



                                             /s/ R. EUGENE CARTLEDGE
                                             -----------------------------------
                                             R. Eugene Cartledge
                                             Director
                                             Delta Air Lines, Inc.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 18th day of February, 2000.

                                                /s/  MARY JOHNSTON EVANS
                                                --------------------------------
                                                Mary Johnston Evans
                                                Director
                                                Delta Air Lines, Inc.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 18th day of February, 2000.

                                                /s/  GEORGE M.C. FISHER
                                                --------------------------------
                                                George M.C. Fisher
                                                Director
                                                Delta Air Lines, Inc.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 18th day of February, 2000.

                                                     /s/  DAVID R. GOODE
                                                     ---------------------------
                                                     David R. Goode
                                                     Director
                                                     Delta Air Lines, Inc.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 18th day of February, 2000.




                                 /s/ GERALD GRINSTEIN
                                 -----------------------------------------------
                                 Gerald Grinstein
                                 Director
                                 Delta Air Lines, Inc.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 18th day of February, 2000.



                                 /s/ ANDREW J. YOUNG
                                 ---------------------------------------
                                 Andrew J. Young
                                 Director
                                 Delta Air Lines, Inc.